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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K/A

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 1999

                       ARGENT CAPITAL CORPORATION
         (Exact name of registrant as specified in its charter)

         NEVADA                0-20702                    88-0383765
(State of Incorporation)  Commission File No.  (IRS Employer Identification No.)

             1801 WEST END AVENUE, SUITE 1110, NASHVILLE, TN 37203
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (615) 345-6200

             101 MAIN STREET, 3RD FLOOR, HUNTINGTON BEACH, CA 92648 (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None.




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

     Responses to Item 304(a)(1) of Regulation S-B

     (i) The Registrant received notice May 10, 1999, that Deloitte & Touche LLP had resigned as the Registrant's independent auditor, effective May 7, 1999.

     (ii) The Report of Deloitte & Touche LLP on the Registrant's audited, consolidated financial statements for the year ended December 31, 1998 furnished in the Form 10-KSB filed by the Registrant on May 3, 1999, expresses an unqualified opinion and includes an explanatory paragraph concerning substantial doubt about the Registrant's ability to continue as a going concern.

     (iii) Not applicable.

     (iv) There has been no such disagreement between the Registrant and Deloitte & Touche LLP.

     Response to Item 304(a)(3) of Regulation S-B

     Pursuant to Item 304(a)(3) of Regulation S-B, the Registrant has provided Deloitte & Touche LLP with a copy of the disclosures made in this Form 8-K/A on this date. The Registrant had previously requested Deloitte & Touche LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche LLP agrees with the statements made by the Registrant herein. Deloitte & Touche LLP has furnished such letter, a copy of which is attached hereto as Exhibit 16.

ITEM 5. OTHER EVENTS.

     None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 16: Letter of Deloitte & Touche LLP, furnished pursuant to Item 304(a)(3) of Regulation S-B.

ITEM 8. CHANGE IN FISCAL YEAR

     None.
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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 26, 1999                           Registrant:

                                             Argent Capital Corporation


                                             By: /s/ Roy L. Painter
                                                 ----------------------------
                                                     Roy L. Painter

                                                     Chief Operating Officer
                                                     Chief Financial Officer